EXHIBIT 24
                             POWER OF ATTORNEY

        The undersigned, Textron Inc. ("Textron"), a Delaware corpor-ation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Wayne W. Juchatz, Arnold M. Friedman, Michael D. Cahn and John H. Bracken, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the Registration under the Securities Act of 1933, as amend-ed, of the offering of up to an aggregate of 1,120,000 additional shares of Textron's Common Stock pursuant to the Elco Industries, Inc. Profit Sharing and Savings Plan, the Precision Stamping Division Employees' Retirement Savings Plan, the Anchor Wire Corporation Retirement Plan, and the Thermoplastics, Inc. Profit Sharing Plan and Trust, includ-ing specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to the Registration Statement filed with the Securities and Exchange Commission in respect of such offering of common stock, to any and all amendments to such Registration Statement (including post-effective amendments), and to any instruments or documents or other writings of which the original or copies thereof are to be filed as a part of or in connection with such Registration Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder, and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, Textron has caused this Power of Attor-ney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name hereto, on this 22nd day of May, 1996.

                                           TEXTRON INC.

                                           By:   /s/ James F. Hardymon
                                               ----------------------------
                                                James F. Hardymon
                                                Chairman and Chief
                                                Executive Officer

        ATTEST:

        /s/ Richard A. McWhirter
        ------------------------
        Richard A. McWhirter
        Executive Vice President and
        Corporate Secretary


        /s/ James F. Hardymon                        /s/ Sam F. Segnar
        ------------------------                     ----------------------
        James F. Hardymon                            Brian H. Rowe
        Chairman and Chief                           Director
        Executive Officer, Director
        (principal executive officer)

        /s/ Lewis B. Campbell                        /s/ Sam F. Segnar
        ------------------------                     ----------------------
        Lewis B. Campbell                            Sam F. Segnar
        President and Chief Operating                Director
        Officer, Director

        /s/ H. Jesse Arnelle                         /s/ Jean Head Sisco
        -----------------------                      ----------------------
        H. Jesse Arnelle                             Jean Head Sisco
        Director                                     Director

        /s/ R. Stuart Dickson                        /s/ John W. Snow
        -----------------------                      ----------------------
        R. Stuart Dickson                            John W. Snow
        Director                                     Director

        /s/ Paul E. Gagne                            /s/ Martin D. Walker
        -----------------------                      ----------------------
        Paul E. Gagne                                Martin D. Walker
        Director                                     Director

        /s/ John D. Macomber                         /s/ Thomas B. Wheeler
        -----------------------                      ----------------------
        John D. Macomber                             Thomas B. Wheeler
        Director                                     Director

        /s/ Barbara Scott Preiskel                   /s/ Stephen L. Key
        -----------------------                      ----------------------
        Barbara Scott Preiskel                       Stephen L. Key
        Director                                     Executive Vice President
                                                     and Chief Financial
                                                     Officer (principal
                                                     financial officer)

                                                     /s / Richard L. Yates
                                                     ----------------------
                                                     Richard L. Yates
                                                     Vice President and
                                                     Controller (principal
                                                     accounting officer)